Exhibit 10.1

AMENDMENT TO SECURITY AGREEMENT

This Amendment (this “Amendment”), dated as of September 15, 2025, to that certain Security Agreement, dated March 8, 2024 (the “Security Agreement”), among Dyadic International, Inc. (the “Company”) and the investors party thereto, is entered into between the Company and the Secured Parties signatory hereto, who represent a majority of the principal outstanding pursuant to the Notes. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Security Agreement.

WHEREAS, any provision of the Security Agreement may be amended by a written instrument executed by the Company and Holders holding a majority of the then outstanding principal under all Notes issued pursuant to the Purchase Agreement, which amendment shall be binding on all successors and assigns.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1. Schedule A of the Security Agreement be deleted in its entirety and replaced with:

SCHEDULE A

Secured Party	Principal Amount
Franciso Trust dated 2-28-1996	$1,000,000
Barry M. Kitt	$1,000,000
CK Management LLC	$1,000,000
Mark A. Emalfarb Trust dated October 1, 1987, as amended and restated on June 28, 2019	$1,000,000
Gregory J. Gozzo	$375,000
Jonathan E. Gozzo	$375,000
Walter H. Morris DLW Partnership LP	$250,000
Emalfarb Descendant Trust	$90,000

2. Except as modified herein, the Security Agreement remain in full force and effect.

3. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile shall constitute an original.

4. This Amendment shall be governed pursuant to New York law.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

Dyadic International, Inc.

By:
Name:	Ping Rawson
Title:	CFO

SECURED PARTY:

By:
Name:

Current Principal Amount of Note: